Exhibit 10.2

FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 20, 2007 (this “Amendment”), is by and among SWITCH & DATA HOLDINGS, INC., a Delaware corporation (the “Borrower”), the financial institutions from time to time party to the Credit Agreement referred to below as Lenders, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (hereinafter, in such capacity, the “Administrative Agent”) for itself and the Lenders, CANADIAN IMPERIAL BANK OF COMMERCE and ROYAL BANK OF CANADA, as co-documentation agents (the “Co-Documentation Agents”), and CIT LENDING SERVICES CORPORATION and BNP PARIBAS, as co-syndication agents (the “Co-Syndication Agents”), amending certain provisions of the Third Amended and Restated Credit Agreement, dated as of October 13, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrower, the financial institutions party thereto from time to time as lenders (each individually a “Lender” and, collectively, the “Lenders”), the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents. Terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS

WHEREAS, Borrower has requested, and the Administrative Agent and the Lenders have agreed, upon the terms and conditions set forth herein, to grant the Borrower reduction of the interest rates applicable to Loan arising under the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Amendment to the Credit Agreement. Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Applicable Margin” in its entirety and substituting therefor the following

“Applicable Margin” for each Loan means, from and after June 20, 2007, and up to the date, if any, when an increase in the Applicable Margin shall occur as described in the next sentence, 3.00% per annum for Eurodollar Rate Loans and 2.00% for Base Rate Loans. On the earlier to occur of (a) the date on which Borrower delivers to the Administrative Agent a Compliance Certificate which indicates that the Consolidated Leverage Ratio is equal to or greater than 2.0 to 1, and (b) if Borrower fails to deliver a Compliance Certificate for any fiscal quarter of the Parent, forty-five (45) days from end of such fiscal quarter, the Applicable Margin shall increase to 3.25% per annum for Eurodollar Rate Loans, and 2.25% for Base Rate Loans. Such increases shall remain in effect unless and until the Administrative Agent receives a Compliance Certificate which indicates that the Consolidated Leverage Ration is less than 2.0 to 1, with any return to the 3.0% Applicable Margin for Eurodollar Loans and the 2.0% Applicable Margin for Base Rate Loans to take effect on the date of the Administrative Agent’s receipt of such Compliance Certificate. Nothing in this paragraph is intended to limit or affect in any way the rights and remedies of the Administrative Agent and the Lenders (including, without limitation, the right to demand and receive default interest) upon the occurrence of an Event of Default.

§2. Conditions Precedent. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

(a) Each of the Borrower, the Lenders and the Administrative Agent shall have duly executed and delivered a counterpart signature page to this Amendment to the Administrative Agent;

(b) Each of the Guarantors shall have duly executed and delivered a counterpart signature page to the Ratification of Guaranty attached to this Amendment to the Administrative Agent; and

(c) The Borrower shall have paid all unpaid fees and expenses of the Administrative Agent’s counsel, Bingham McCutchen LLP, to the extent that copies of invoices for such fees and expenses have been delivered to the Borrower.

§3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties. The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents or to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references to the Credit Agreement in the Credit Agreement, the Loan Documents or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

(d) Enforceability of Obligations. This Amendment, the Credit Agreement as amended hereby and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Potential Event of Default or Event of Default has occurred and is continuing, and no Potential Event of Default or Event of Default will exist after execution and delivery of this Amendment.

§4. Ratification of Existing Agreements. The Borrower agrees that the Obligations are, except as otherwise expressly modified in this Amendment upon the terms set forth herein, ratified and confirmed in all respects. In addition, by the execution of this Amendment, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such Obligations.

§5. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Administrative Agent or the Lenders to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or (b) in any way prejudice, impair or effect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents.

§6. Release. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower acknowledges and agrees that: (i) the Borrower does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees or agent); (ii) the Borrower does not have any offset right, counterclaim, right of recoupment or any defense of any kind against the Borrower’s obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower. The Borrower wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent’s and the Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, the Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to the Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, right of recoupment, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower might otherwise have against the Administrative Agent, any Lender or any of their respective directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

§7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§8. Expenses. Pursuant to §9.2 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

§9. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAWS AND CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment shall be a “Loan Document” under and as defined in the Credit Agreement.

§10. Consent to Jurisdiction and Service of Process. All judicial proceedings brought against any party hereto arising out of or relating to this Amendment or any other Loan Document, or any obligations thereunder, may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Amendment, each party irrevocably:

(i) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

(ii) waives any defense of forum non conveniens;

(iii) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to its address provided in accordance with Section 9.8 of the Credit Agreement or an Assignment Agreement;

(iv) with respect to the Borrower, agrees that service as provided in clause (iii) above is sufficient to confer personal jurisdiction over the Borrower in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect;

(v) with respect to the Borrower, agrees that Lenders retain the right to serve process in any other manner permitted by law or to bring proceedings against the Borrower in the courts of any other jurisdiction; and

(vi) agrees that the provisions of this Section 10 relating to jurisdiction and venue shall be binding and enforceable to the fullest extent permissible under New York General Obligations Law Section 5-1402 or otherwise.

§11. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Amendment, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 12 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE CREDIT AGREEMENT. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Borrower:

SWITCH & DATA HOLDINGS, INC.

By:	/s/ George Pollock, Jr.
Name:	George Pollock, Jr.
Title:	Treasurer

Administrative Agent and Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Director

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Vice President

Co-Syndication Agent and Lender:

CIT LENDING SERVICES CORPORATION

By:	/s/ Joseph Junda
Name:	Joseph Junda
Title:	Vice President

Co-Syndication Agent and Lender:

BNP PARIBAS

By:	/s/ Ola Anderssen
Name:	Ola Anderssen
Title:	Director

By:	/s/ Gregg Bondardi
Name:	Gregg Bonardi
Title:	Director

Co-Documentation Agent and Lender:

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ George Knight
Name:	George Knight
Title:	Authorized Signatory

Co-Documentation Agent and Lender

ROYAL BANK OF CANADA

By:	/s/ D.W. Scott Johnson
Name:	D.W. Scott Johnson
Title:	Authorized Signatory

Lenders:

Deutsche Bank AG New York Branch
By:	DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

By:	/s/ Deirdre Whorton
Name:	Deirdre Whorton
Title:	Assistant Vice President

Lenders:

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
By:	Babson Capital Management LLC as Collateral Manager

	By:	/s/ Adrienne Butler
	Name:	Adrienne Butler
	Title:	Managing Director

JEFFERIES FINANCE CP FUNDING LLC

By:	/s/ Andrew Connor
Name:	Andrew Connor
Title:	Director

Lenders:

A3 FUNDING LP
By:	A3 Fund Management LLC, Its General Partner

	By:	/s/ Alexander J. Ornstein
	Name:	Alexander J. Ornstein
	Title:	Vice President

A4 FUNDING LP
By:	A4 Fund Management, Inc., Its General Partner

	By:	/s/ Alexander J. Ornstein
	Name:	Alexander J. Ornstein
	Title:	Vice President

ABELCO FINANCE LLC

By:	/s/ Alexander J. Ornstein
Name:	Alexander J. Ornstein
Title:	Senior Vice President

Lenders:

FriedbergMilstein Private Capital Fund I
By:	GSO Capital Partners LP as Subadviser to FriedbergMilstein LLC

	By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

Lenders:

FM Leveraged Capital Fund I
By:	GSO Capital Partners LP as Subadviser to FriedbergMilstein LLC

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

Lenders:

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND IV, LIMITED
GSC PARTNERS CDO FUND VII, LIMITED

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

Lenders:

TRS THEBE LLC
By:	Deutsche Bank Trust Company Americas, Its Sole Member
	By:	DB Services New Jersey, Inc.

		By:	/s/ Alice L. Wagner_
		Name:	Alice L. Wagner
		Title:	Vice President

		By:	/s/ Angeline Quintana
		Name:	Angeline Quintana
		Title:	Assistant Vice President

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

Guarantors:

SWITCH & DATA FACILITIES COMPANY, INC.

By:	/s/ George A. Pollock , Jr.
George A. Pollock, Jr.
Treasurer

SWITCH AND DATA ENTERPRISES, INC.
SWITCH AND DATA MANAGEMENT COMPANY LLC
SWITCH AND DATA OPERATING COMPANY LLC
SWITCH & DATA FACILITIES COMPANY LLC
SWITCH AND DATA COMMUNICATIONS LLC
SWITCH AND DATA FL SEVEN LLC
SWITCH AND DATA IL FIVE LLC
SDOC ACQUISITION, INC. (formerly known as Telx Acquisition, Inc.)
SWITCH AND DATA, INC.

By:	/s/ George A. Pollock , Jr.
George A. Pollock, Jr.
Treasurer

Guarantors:

SWITCH & DATA AZ ONE LLC
SWITCH & DATA CA ONE LLC
SWITCH & DATA CA TWO LLC
SWITCH & DATA CO ONE LLC
SWITCH & DATA FL ONE LLC
SWITCH & DATA FL TWO LLC
SWITCH & DATA FL FOUR LLC
SWITCH & DATA GA ONE LLC
SWITCH & DATA IL ONE LLC
SWITCH & DATA IN ONE LLC
SWITCH & DATA LA ONE LLC
SWITCH & DATA MA ONE LLC
SWITCH & DATA MI ONE LLC
SWITCH & DATA MO ONE LLC
SWITCH & DATA MO TWO LLC
SWITCH & DATA NY ONE LLC
SWITCH & DATA OH ONE LLC
SWITCH & DATA PA TWO LLC
SWITCH & DATA TN TWO LLC
SWITCH & DATA TX ONE LLC
SWITCH & DATA VA ONE LLC
SWITCH & DATA VA TWO LLC
SWITCH & DATA WA ONE LLC

By:	Switch & Data Facilities Company LLC, as Manager

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer

SWITCH AND DATA TX FIVE LP

By:	Switch and Data Dallas Holdings I LLC, as General Partner

By:	Switch and Data Operating Company LLC, as Manager

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer

Guarantors:

SWITCH AND DATA CA NINE LLC
SWITCH AND DATA GA THREE LLC
SWITCH AND DATA IL FOUR LLC
SWITCH AND DATA NY FOUR LLC
SWITCH AND DATA NY FIVE LLC
SWITCH & DATA/NY FACILITIES COMPANY LLC
SWITCH AND DATA PA THREE LLC
SWITCH AND DATA PA FOUR LLC
SWITCH AND DATA DALLAS HOLDINGS I LLC
SWITCH AND DATA DALLAS HOLDINGS II LLC
SWITCH AND DATA VA FOUR LLC
SWITCH AND DATA WA THREE LLC

By:	Switch and Data Operating Company LLC, as Manager

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer